Income Taxes (Details Textual) (USD $)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Income Taxes (Textual)
Net operating loss carryforward	$ 437,976	$ 1,042,423
Operating loss carryforwards, Expiration date	Dec. 31, 2030
Operating loss carryforwards, Description	Events which may cause limitations in the amount of net operating losses that the Company may utilize in any one year include, but are not limited to, a cumulative ownership change of more than 50% over a three-year period.